UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AUDACY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

AUDACY, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Market Street, 4th Floor
Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former name or former address, changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	AUD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Listing and Trading Update

As previously disclosed, on May 16, 2023, the New York Stock Exchange (the “NYSE”) notified Audacy, Inc. (the “Company”) that it had elected to commence proceedings to delist the Company’s Class A Common Stock (the “Class A common stock”) from the NYSE pursuant to Section 802.01D of the NYSE Listed Company Manual (“Section 802.01D”). The Company intends to appeal this determination by the NYSE by filing a written request within ten business days after receiving the notice. If the Company is successful in its appeal of the NYSE’s decision to commence delisting proceedings pursuant to Section 802.01D, the Class A common stock may resume trading on the NYSE. In the interim, effective May 17, 2023, the Company’s Class A common stock began trading over the counter under the symbol “AUDA.”

Supplemental Proxy Statement Information

This report is being filed to supplement the information contained in the proxy statement filed by the Company on April 4, 2023 (the “Proxy Statement”) in connection with the Annual Meeting of Shareholders to be held on May 24, 2023.

As previously disclosed on pages 8 and 10 of the Proxy Statement under the headings “Proposal 2, Approval of a Reverse Stock Split—Description of Proposal” and “Proposal 2, Approval of a Reverse Stock Split—Description of Proposal—Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split—The Reverse Stock Split will not decrease our authorized shares,” the reverse stock split of our outstanding Class A and Class B common stock at the reverse stock split ratio to be determined as described in the Proxy Statement (the “Reverse Stock Split Proposal”) will not change the number of authorized shares of our Class A or Class B common stock. These disclosures accurately describe the Reverse Stock Split Proposal and accurately describe the proposed amendment to Article EIGHTH of the Company’s Amended and Restated Articles of Incorporation (filed as Appendix A to the Proxy Statement), which will effectuate the Reverse Stock Split Proposal if approved by shareholders.

We are providing this supplementary information to correct certain amounts in the table under the heading “Proposal 2, Approval of a Reverse Stock Split—Description of Proposal—Effect of the Reverse Stock Split—Effect on Shares of Our Class A and Class B Common Stock” on page 12 of the Proxy Statement as a result of a typographical error. This error inadvertently reduced the number of shares of Class A and Class B common stock authorized as the split factor of the reverse stock split increased in the column titled “Number of Shares of Common Stock Authorized,” which required the amounts in the final column to be recalculated. The other amounts reported in the table and the related footnotes are correct and remain unchanged.

The corrected table is below and replaces the original table on page 12 of the Proxy Statement in its entirety.

Status	Class of Stock	Number of Shares of Common Stock Authorized (3)	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Underlying Outstanding RSUs and Options	Number of Shares of Common Stock Reserved for Future Issuance (1)	Number of Shares of Common Stock Authorized but Not Outstanding, Underlying or Reserved (2) (3)
Present State No-Reverse Stock Split	Class A	200,000,000	135,256,323	12,420,568	4,355,667	47,967,442
	Class B	75,000,000	4,045,199	0	0	70,954,801
Post-Reverse Stock Split Split Factor of 1:2	Class A	200,000,000	67,628,161	6,210,284	2,177,833	123,983,722
	Class B	75,000,000	2,022,599	0	0	72,977,401
Post-Reverse Stock Split Split Factor of 1:5	Class A	200,000,000	27,051,264	2,484,113	871,133	169,593,490
	Class B	75,000,000	809,039	0	0	74,190,961
Post-Reverse Stock Split Split Factor of 1:10	Class A	200,000,000	13,525,632	1,242,056	435,566	184,796,746
	Class B	75,000,000	404,519	0	0	74,595,481
Post-Reverse Stock Split Split Factor of 1:15	Class A	200,000,000	9,017,088	828,037	290,377	189,864,498
	Class B	75,000,000	269,679	0	0	74,730,321
Post-Reverse Stock Split Split Factor of 1:20	Class A	200,000,000	6,762,816	621,028	217,783	192,398,373
	Class B	75,000,000	202,259	0	0	74,797,741
Post-Reverse Stock Split Split Factor of 1:30	Class A	200,000,000	4,508,544	414,018	145,188	194,932,250
	Class B	75,000,000	134,839	0	0	74,865,161

(1)

Excludes amounts shown in Column titled “Number of Shares of Common Stock Underlying Outstanding RSUs and Options.” Presently includes: (a) 3,820,709 available under the Audacy 2022 Equity Compensation Plan; and (b) 534,958 shares available under the Audacy Employee Stock Purchase Plan.

(2)

Under our Amended and Restated Articles of Incorporation, we are generally not authorized to issue additional shares of Class B Common Stock. Additional shares of Class B Common Stock could only be issued to existing holders upon a future stock dividend, forward stock split or similar action that impacts the Class B Common Stock.

(3)	Column modified to correct typographical error described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Audacy, Inc.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Executive Vice President

Dated: May 17, 2023